Stralem Fund

                               Stralem Equity Fund


                         Supplement dated March 26, 2003
                     To the Prospectus dated April 30, 2002




      Stralem Fund will hereafter be known as "Stralem Balanced Fund". All references in the Prospectus to "Stralem Fund" are hereby modified to read " Stralem Balanced Fund".



      On page 1, under "Principal Investment Strategies":

      Replace the first sentence of the first paragraph with the following:

      "The Fund seeks to achieve its investment objective by investing at least 25% of its assets in equity securities listed or traded on major U.S. stock exchanges and at least 25% of its assets in investment grade, U.S. dollar-denominated fixed income securities issued by U.S. companies and the U.S. government or its political subdivisions, agencies and instrumentalities and by modifying the composition of the Fund's portfolio as economic and market trends change."

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                                  Stralem Fund

                               Stralem Equity Fund


               Supplement dated March 26, 2003 To the Statement of
                   Additional Information dated April 30, 2002




      Stralem Fund will hereafter be known as "Stralem Balanced Fund." All references in the Statement of Additional Information to "Stralem Fund" are hereby modified to read " Stralem Balanced Fund".